EXHIBIT 32.1

CERTIFICATION OF PERIODIC REPORT

TARA GOLD RESOURCES CORP.

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

In connection with the Annual Report of Tara Gold Resources Corp. (the “Company”) on Form 10-K for the year ended December 31, 2010 as filed with the Securities and Exchange Commission (the “Report”), Francis R. Biscan, Jr., the Principal Executive Officer and Lynda R. Keeton-Cardno, the Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.

April 18, 2011

By: /s/Francis R. Biscan, Jr.

Francis R. Biscan, Jr., Principal Executive Officer

By: /s/Lynda R. Keeton-Cardno

     Lynda R. Keeton-Cardno, Principal Financial Officer